UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 18, 2005

NeoPharm, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 18, 2005, the Company issued a press release announcing the release of updated Phase I Clinical Trial median survival data for IL13-PE38 QQR (cintredekin besudotox) at the American Association of Neurological Surgeons in New Orleans, La.  The full text of the press release is attached hereto as Exhibit 99.1 and hereby is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title

99.1	Press Release dated April 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

	By:	/s/ LAWRENCE A. KENYON
Lawrence A. Kenyon,
Chief Financial Officer

Dated: April 20, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press Release dated April 18, 2005